EXHIBIT 10.3
EXECUTION VERSION
NOTE PURCHASE AGREEMENT
     This Note Purchase Agreement (this “Agreement”) is dated as of November 22, 2005, among Hollywood Media Corp., a Florida corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to sell and issue to the Purchasers, and the Purchasers wish to purchase from the Company (i) an aggregate of seven million dollars ($7,000,000.00) in principal amount of the Company’s Senior Notes in the form attached hereto as Exhibit A (the “Notes”) and (ii) warrants to purchase an aggregate of 700,000 shares of common stock, par value $0.01, of the Company (the “Common Stock”) in the form attached hereto as Exhibit B, and, if the Company exercises its right under the Notes to extend the maturity date thereof, warrants to purchase up to an additional 100,000 shares of Common Stock issued pursuant to the terms and conditions of the Notes (the “Warrants”).
     WHEREAS, at Closing, the Company and the Purchasers are entering into a Registration Rights Agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”).
     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:
ARTICLE I.
DEFINITIONS
          Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article:
          “Action” shall have the meaning ascribed to such term in Section 3.1(j).
          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
          “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
          “Closing” means the closing of the purchase and sale of the Notes and Warrants pursuant to Section 2.3.

          “Closing Date” means the date of the Closing.
          “Commission” means the Securities and Exchange Commission.
          “Common Shares” means the shares of Common Stock issued upon exercise of the Warrants.
          “Common Stock” shall have the meaning ascribed to such term in the Recitals.
          “Company Counsel” means Foley & Lardner LLP.
          “Disclosure Materials” shall have the meaning ascribed to such term in Section 3.1(h).
          “Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith as referenced in Article III hereof.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
          “GAAP” shall have the meaning ascribed to such term in Section 3.1(h).
          “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).
          “Lien” means any lien, charge, encumbrance, security interest, right of first refusal, preemptive right or other restriction of any kind.
          “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).
          “Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).
          “Notes” shall have the meaning ascribed to such term in the Recitals.
          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Redemption Shares” means the shares of Common Stock issued upon the Company’s redemption of the Notes pursuant to the terms of the Notes.
          “Registration Rights Agreement” shall have the meaning ascribed to such term in the Recitals.

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          “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).
          “Securities Act” means the Securities Act of 1933, as amended.
          “Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.
          “Subsidiary” means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).
          “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.
          “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
          “Transaction Documents” means this Agreement, the Notes, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.
          “Warrants” shall have the meaning ascribed to such term in the Recitals.
ARTICLE II.
PURCHASE AND SALE OF NOTES AND WARRANTS
          2.1 Issuance of Notes and Warrants. Upon the following terms and conditions, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, the principal amount of Notes and Warrants for the number of Common Shares indicated next to the Purchaser’s name on Schedule I hereto.

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          2.2 Purchase Price. The purchase price for the Notes and Warrants to be acquired by each Purchaser (the “Purchase Price”) shall be the Purchase Price set forth next to such Purchaser’s name on Schedule I.
          2.3 The Closing.
          (a) Timing. Subject to the fulfillment or waiver of the conditions set forth in Article V hereof, the purchase and sale of the Notes and Warrants shall take place at a closing (the “Closing”), on or about the date hereof or such other date as the Purchasers and the Company may agree upon (the “Closing Date”).
          (b) Location. The Closing shall take place at the offices of the Company on the Closing Date or at such other location or time as the parties may agree.
          (c) Form of Payment and Closing. On the Closing Date, the Company shall deliver to the Purchasers all of the Notes and Warrants purchased hereunder, each registered in the name of each such Purchaser. On the Closing Date, the Purchasers shall deliver by wire transfer in payment of the aggregate Purchase Price hereunder an aggregate of seven million dollars ($7,000,000.00) to an account designated in writing by the Company, with each Purchaser responsible for its respective portion of the Purchase Price as stated on Schedule I. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.
          2.4 Closing Deliveries.
          (a) Deliveries by the Company. At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:
          (i) a Note in the name of the Purchaser in the amount indicated next to the Purchaser’s name on Schedule I hereto;
          (ii) a Warrant registered in the name of such Purchaser to purchase the number of shares of Common Stock indicated next to such Purchaser’s name on Schedule I hereto;
          (iii) the Registration Rights Agreement executed by the Company; and
          (iv) the legal opinion of Company Counsel addressed to the Purchaser.
          (b) Deliveries by the Purchaser. At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:
          (i) The Purchase Price amount indicated next to the Purchaser’s name on Schedule I hereto, in United States dollars and in

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immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; and
          (ii) the Registration Rights Agreement executed by such Purchaser.
ARTICLE III.
REPRESENTATIONS AND WARRANTIES
          3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the following representations and warranties to each Purchaser:
          (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
          (b) Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, reasonably be expected to result in (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material impairment to the Company’s ability to perform on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, to issue the Notes and the Warrants, and, if applicable, the Common Shares and the Redemption Shares, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions

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contemplated thereby, including the issuance of the Notes and Warrants and, if applicable, the Common Shares and the Redemption Shares, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith, other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance of the Notes, the Warrants, and, if applicable, the Common Shares and the Redemption Shares, and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.
          (e) Filings, Consents and Approvals. Except for Required Approvals disclosed in Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required in accordance with Section 4.5, (ii) those that have been made or obtained prior to the date of this Agreement, (iii) application(s) to each applicable Trading Market for the listing of the Common Shares (and, if applicable, the Redemption Shares) for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, and including Schedule 3.1(e), the “Required Approvals”).

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          (f) Issuance of Common Shares and Redemption Shares. Upon issuance in accordance with this Agreement (and with respect to the Common Shares, the terms of the Warrants, including the payment of the exercise price set forth in the Warrants) (and with respect to the Redemption Shares, upon redemption of the Notes by the Company pursuant to the terms of the Notes), the Common Shares and the Redemption Shares, as the case may be, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The issuance of the Common Shares upon exercise of the Warrants and, if applicable, the issuance of the Redemption Shares upon redemption of the Notes by the Company pursuant to the terms of the Notes, is not subject to any preemptive or similar rights to subscribe for or purchase securities. The Company has reserved from its duly authorized capital stock all of the issuable Common Shares and the Redemption Shares.
          (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company’s various option and incentive plans, is set forth in Schedule 3.1(g). Except as set forth in Schedule 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the sale and issuance of the Notes, the Warrants, and the Common Shares and the Redemption Shares, if any, and except as disclosed in the SEC Reports or Schedule 3.1(g), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth in Schedule 3.1(g), the issue and sale of the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares, will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares. Except as disclosed in the Disclosure Materials, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders, except as would not have a Material Adverse Effect.

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          (h) SEC Reports; Financial Statements. The Company has filed all reports and proxy statements required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twenty-four months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules, the “Disclosure Materials”) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and such financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) applied on a consistent basis during the periods involved (except as may be otherwise specified in such financial statements or the notes thereto, or in the case of unaudited financial statements, to the extent they may exclude footnotes or may be condensed or summary footnotes or statements), and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the Exchange Act.
          (i) Material Changes. Except as disclosed in Schedule 3.1(i), since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the Disclosure Materials, (i) there has been no event, occurrence or development known to the Company that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, and (C) other liabilities that would not, individually or in the aggregate, have a Material Adverse Effect, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate of the Company, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

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          (j) Litigation. Except as disclosed in Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the Common Shares, or the Redemption Shares or (ii) except as set forth in the SEC Reports, could, if there were an unfavorable decision, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There is not pending, and to the knowledge of the Company, there is not contemplated, any investigation by the Commission of the Company or any current or former director or officer of the Company.
          (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.
          (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except as to each of the foregoing clauses (i), (ii) and (iii) as could not have a Material Adverse Effect.
          (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
          (n) Title to Assets. Except as disclosed in the Disclosure Materials or Schedule 3.1(n), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens as do

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not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
          (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person other than matters previously resolved or as would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in the SEC Reports, all such Intellectual Property Rights are enforceable and do not violate or infringe the Intellectual Property Rights of others in any respect that would reasonably be expected to result in a Material Adverse Effect and, to the knowledge of the Company, there is no material existing infringement by another Person of any of the Intellectual Property Rights.
          (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are believed by the Company to be prudent in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost, other than general insurance price increases.
          (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports or Schedule 3.1(q) none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary required to be disclosed in the SEC Reports (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
          (r) Certain Registration Matters. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2(c)-(g), no registration under the Securities Act is required for the offer and issuance of the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares, by the Company to the

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Purchasers under the Transaction Documents. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Notes, the Warrants, the Common Shares, or, if applicable, the Redemption Shares, by any form of general solicitation or general advertising. The Company has offered the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares, for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.
          (s) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as specified in the SEC Reports or Schedule 3.1 (s), the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market, including the Eligibility Rules thereunder. The issuance and sale of the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares, under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares contemplated by Transaction Documents.
          (t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment of the Purchase Price, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (u) Disclosure. The Company confirms that neither it nor, to its knowledge, any Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that the Company believes constitutes material, non-public information other than information given on a confidential basis, which will be disclosed pursuant to Section 4.5 or was disclosed in the Company’s Form 10-Q for the quarter ended September 30, 2005.
          (v) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Notes, the Warrants, and the Common Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted.

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          (w) Acknowledgment Regarding Purchasers’ Purchase of Notes, Warrants, Common Shares, and Redemption Shares. The Company acknowledges that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers’ purchase of the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
          (x) Solvency. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company’s cash and fair saleable value of its assets (including the goodwill of the Company and any business acquired by the Company) exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature during the current fiscal year and 2006; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year and 2006 as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof (including the proceeds from the sale of the Notes, the Warrants, and the Common Shares hereunder); and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets in an orderly liquidation, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).
          (y) Seniority. As of the Closing Date, no Indebtedness (as defined in the Notes) or equity of the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.
          3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:
          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a

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corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. Each of this Agreement and other Transaction Documents signed by Purchaser have been duly executed by such Purchaser, and constitute or, when delivered by such Purchaser in accordance with the terms hereof, will constitute, the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) No Conflicts. The execution, delivery and performance of this Agreement and other Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the Purchaser.
          (c) Investment Intent. The Purchaser is purchasing the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares for its own account and not with a view to distribution in violation of any securities laws. The Purchaser has been advised and understands that neither the Notes, the Warrants, the Common Shares issuable upon exercise of the Warrants, nor, if applicable the Redemption Shares issuable upon redemption of the Notes by the Company pursuant to the terms of the Notes have been registered under the 1933 Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. The Purchaser has been advised and understands that the Company, in issuing the Notes, the Warrants, and, if applicable, the Common Shares and the Redemption Shares, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Section 3.2 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the 1933 Act. Subject to the provisions of this section, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Notes, the Warrants, the Common Shares, or the Redemption Shares for any period of time. Such Purchaser is acquiring the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares hereunder in the ordinary course of its business. Such Purchaser (i) does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Notes, the Warrants, the Common Shares, or, if applicable, the Redemption Shares and (ii) has no present plan, intention or understanding and has made no arrangement to sell any Common Stock at any predetermined time or for any predetermined price.

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          (d) Accredited Investor Status. At the time such Purchaser was offered the Notes and the Warrants, it was, and at the date hereof it is, and on each date on which any Common Shares or Redemption Shares are issued, it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
          (e) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the purchase of the Notes, the Warrants, and, if applicable, the Common Shares and the Redemption Shares, and has so evaluated the merits and risks of such purchase. Such Purchaser is able to bear the economic risk of the purchase of the Notes, the Warrants, and, if applicable, the Common Shares and the Redemption Shares, and, at the present time, is able to afford a complete loss of such investment.
          (f) General Solicitation. Such Purchaser is not purchasing the Notes, the Warrants, or, if applicable, the Common Shares and the Redemption Shares, as a result of any advertisement, article, notice or other communication regarding the Notes, the Warrants, or, if applicable, the Common Shares and the Redemption Shares, published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
          (g) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offer and sale of the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares. Such Purchaser is sophisticated and has prior experience with purchases comparable to the Notes, the Warrants, the Common Shares, and, if applicable, the Redemption Shares. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company’s representations and warranties contained in the Transaction Documents.
          (h) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase the Notes, the Warrants, the Common Shares, and/or the Redemption Shares pursuant to this Agreement, such decision has been independently made by such Purchaser and such Purchaser confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Purchaser’s business and/or legal counsel in making such decision.
          (i) Certain Trading Activities. Such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities) since the time

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that such Purchaser was first contacted by the Company, Roth Capital Partners, LLC or any other Person regarding an investment in the Company. Such Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Such Purchaser has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to Section 4.5 such Purchaser will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction) and any information other than the terms of this transaction that the Company provided to Purchaser on a confidential basis. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Notes, the Warrants, the Common Shares, and/or the Redemption Shares covered by this Agreement.
          (j) No Group. Other than Affiliates of such Purchaser who are also Purchasers under this Agreement, such Purchaser is not under common control with or acting in concert with any other Purchaser and is not part of a “group.” No Purchaser, together with its Affiliates, will, following the Closing of the transactions contemplated hereby, beneficially own more than 10% of the voting power of the Company’s then-outstanding capital stock.
The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement.
ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
          4.1 Legends.
          (a) The Notes and Warrants (and any shares of the Company’s capital stock issued upon exercise of the Warrants or pursuant to the Notes) may only be disposed of in compliance with state and federal securities laws, and in connection with any transfer thereof (other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor who qualifies as an accredited investor under Regulation D under the Securities Act of 1933, or in connection with a pledge of Shares as contemplated in Section 4.1(b)), the Company may require the transferor thereof to provide to the Company an opinion of counsel (the form and substance of which, and the counsel providing such opinion, shall be reasonably satisfactory to the Company) to the effect that such transfer does not require registration under the Securities Act and any applicable state securities laws.

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          (b) The Notes and Warrants (and certificates representing shares of the Company’s capital stock issued upon exercise of the Warrants or pursuant to the Notes) will contain a legend in substantially the following form, until such time as they are not required under Section 4.1(c):
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
          The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the shares of the Company’s capital stock issued upon exercise of the Warrants or pursuant to the Notes pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer such pledged or secured securities to the pledgees or secured parties (a “Permitted Pledgee”) if such transfer is made in compliance with applicable legal requirements. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the Permitted Pledgee or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Permitted Pledgee.
          (c) Certificates evidencing shares of the Company’s capital stock issued upon exercise of the Warrants or pursuant to the Notes shall not contain any legend other than the rights plan legend (including the legend set forth in Section 4.1(b)): (i) following a sale of such Shares pursuant to Rule 144, (ii) while such securities are eligible for sale under Rule 144(k), or (iii) if such securities are sold in a registered resale under the 1933 Act. Following such time as restrictive legends are not required to be placed on certificates representing such shares, the Company will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing such shares containing a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from such restrictive and other legends that are not required by law, but excluding a legend regarding the Company’s rights plan. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to a Purchaser within three (3) Trading Days of submission by that Purchaser of legended certificate(s) to the transfer agent for the Common Stock (or to the

16

Company, in the case of the Warrants), the Company shall be liable to the purchaser for liquidated damages in an amount equal to 1.0% of the aggregate purchase price attributable to the securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Trading Days that the unlegended certificates have not been so delivered.
          4.2 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of its Common Stock on the Trading Market on which the Common Stock is currently listed or quoted, and as soon as reasonably practicable following the Closing (with respect to the Common Shares) or upon redemption of the Notes (with respect to the Redemption Shares) to list all of the Common Shares or Redemption Shares, as the case may be, on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Common Shares (and, if applicable, the Redemption Shares), and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause all of the Common Shares (and, if applicable, the Redemption Shares) to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such Trading Market. This Section 4.2 shall not apply after five (5) years or if the Company ceases to have a publicly traded class of securities as a result of an acquisition.
          4.3 Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes and the Warrants hereunder and payment of the exercise price of the Warrants for working capital or other general corporate purposes (which may include, without limitation, acquisitions).
          4.4 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock, free of preemptive rights or similar rights, to effect the exercise of all of the Warrants.
          4.5 Securities Laws Disclosure; Publicity. By 8:30 a.m. (New York time) on the Trading Day following the Closing Date (provided, that if the Closing Date is November 23, 2005, then by 8:30 a.m. (New York time) on November 28, 2005), the Company shall issue a press release disclosing the transactions contemplated hereby and file a Current Report on Form 8-K within one Trading Day thereafter disclosing the material terms of the transactions contemplated hereby. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed or quoted.
          4.6 Shareholder Rights Plan. No Purchaser will become an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, and no Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of acquiring the Notes and the Warrants at Closing.
          4.7 Indemnification. The Company shall indemnify and hold harmless each Purchaser and its respective directors, officers, shareholders, partners, members, employees and agents harmless from any and all losses, liabilities, obligations, damages, costs and expenses,

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including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees that any such indemnified party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document.
ARTICLE V.
CONDITIONS PRECEDENT
          5.1 Conditions Precedent to the Obligations of the Purchaser to Purchase. The obligation of each Purchaser to acquire and pay for the Notes and the Warrants at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s benefit and may be waived by the Purchaser at any time in its sole discretion.
          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing as though made on and as of such date.
          (b) Performance. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing and shall have delivered or cause to be delivered the items set forth in Section 2.4(a).
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents. The Trading Market shall not have objected or indicated that it may object to the consummation of any of the transactions contemplated by this Agreement.
          (d) Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would be expected to have or result in:
          (i) an adverse effect on the legality, validity or enforceability of any Transaction Document, or
          (ii) a Material Adverse Effect.
          (e) No Suspensions of Trading in Common Stock; Listing. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market.
          (f) Timing. The Closing shall have occurred no later than November 23, 2005.

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          5.2 Conditions Precedent to the Obligation of the Company to Sell. The obligation of the Company to issue and/or sell the Notes and the Warrants to the Purchasers at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.
          (a) Representations and Warranties. The representations and warranties of each Purchaser contained herein shall be true and correct as of the date when made and as of the Closing Date as though made on and as of such date.
          (b) Performance. Each Purchaser shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing and shall have delivered or cause to be delivered the items set forth in Section 2.4(b), including payment of the Purchase Price set forth on Schedule I to the Company as provided herein.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
          (d) Timing. The Closing shall have occurred no later than November 23, 2005.
ARTICLE VI.
MISCELLANEOUS
          6.1 Fees and Expenses. Each Purchaser and the Company shall pay its own respective fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties payable on the Company’s issuance of the Notes and the Warrants at Closing.
          6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
          6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any

19

Trading Day, (c) the Trading Day following the date of mailing, if sent and delivered by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Hollywood Media Corp.
2255 Glades Rd.
Suite 221A
Boca Raton, FL 33431
Attn: Chief Accounting Officer (copy to legal department)

With a copy to:	Steven Vazquez
Foley & Lardner LLP
100 North Tampa Street
Suite 2700
Tampa, FL 33602

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereof;
or such other address as may be designated in writing hereafter, in the same manner, by such Person.
          6.4 Amendments; Waivers. Any provision of this Agreement may be waived or amended by a written instrument signed by the Company and the Purchasers holding a majority of the principal outstanding amount of the Notes; provided that such waiver or amendment shall apply with the same force and effect to all Purchasers. Notwithstanding the foregoing, following the Closing, any provision of this Agreement, a Note, or a Warrant may be amended or waived with the consent of any single Purchaser, Note holder, or Warrant holder (as the case may be), provided that such amendment or waiver shall not affect any other Purchaser, Note holder, or Warrant holder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
          6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.
          6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of

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each of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement to any assignee of the Purchaser’s Notes or Warrants; provided that such transferee or assignee agrees in writing to be bound, with respect to the transferred or assigned Notes, Warrants, Common Shares, or Redemption Shares by the provisions hereof that apply to the “Purchasers” and makes the representations set forth in Section 3.2 hereof.
          6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.
          6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings to resolve any dispute among the parties concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents having rights hereunder) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
          6.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

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          6.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
          6.11 Replacement of Notes, the Warrants, the Common Shares, and Redemption Shares. If any certificate or instrument evidencing any of the Notes, the Warrants, the Common Shares, or the Redemption Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Notes, Warrants, Common Shares, or Redemption Shares. If a replacement certificate or instrument evidencing any Notes, Warrants, Common Shares, or Redemption Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
          6.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Notes, Warrants, Common Shares, or Redemption Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Notes, Warrants, Common Shares, or Redemption Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser is represented by its own counsel and is not relying on counsel of any other Purchaser or of any broker or placement agent in connection with this matter.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOLLOW]

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EXECUTION VERSION
     IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLLYWOOD MEDIA CORP.

By:	/s/ Mitchell Rubenstein

Name:	Mitchell Rubenstein
Title:	Chairman and Chief Executive Officer
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

Bonanza Master Fund Ltd.

By:	/s/ Brian Ladin

Name: Brian Ladin
Title: Managing Director
Address for Notice and Residence:
300 Crescent Court
Suite 1740
Dallas, TX 75201
Phone: 214.615.7090
Fax: 214.917.4342
Email: bladin@bonanzacapital.com

$4,000,000 Note

400,000 Warrants

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

JMG Capital Partners, L.P.

By:	/s/ Jonathan Glazer

Name: Jonathan Glazer
Title: Member Manager of the GP
Address for Notice and Residence:
11601 Wilshire Blvd. Suite 2180
Los Angeles CA 90025

     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

JMG Triton Offshore Fund Ltd.

By:	/s/ Jonathan Glazer

Name:	Jonathan Glazer
Title:	Member Manager
Address for Notice and Residence:

Notice:	11601 Wilshire Blvd. Suite 2180
Los Angeles CA 93025

Residence:	Wickam Camp
Road Town Tortola
Kaya Flamboyan 9
Curacao Netherlands Antilles
BV1

2

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

WS Opportunity Fund International, Ltd.

By:	WS Ventures Management, L.P.,
as agent and attorney-in-fact

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick Walker

Patrick Walker, Member

WS Opportunity Fund International, Ltd.
300 Crescent Court, Suite 1111
Dallas, TX 75201
214-756-6073 (telephone)
214-756-6079 (fax)
Attn: Joe Worsham (joe@walksmith.com)

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

WS Opportunity Fund, L.P.

By:	WS Ventures Management, L.P.,
General Partner

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker

Patrick P. Walker, Member

WS Opportunity Fund, L.P.
300 Crescent Court, Suite 1111
Dallas, TX 75201
214-756-6073 (telephone)
214-756-6079 (fax)
Attn: Joe Worsham (joe@walksmith.com)

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

WS Opportunity Fund (QP), L.P.

By:	WS Ventures Management, L.P.,
General Partner

By:	WSV Management, L.L.C., General Partner

By:	/s/ Patrick P. Walker

Patrick P. Walker, Member

WS Opportunity Fund (QP), L.P.
300 Crescent Court, Suite 1111
Dallas, TX 75201
214-756-6073 (telephone)
214-756-6079 (fax)
Attn: Joe Worsham (joe@walksmith.com)

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

SRB Greenway Capital, LP

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker

Steven R. Becker, Member

SRB Greenway Capital, L.P.
300 Crescent Court, Suite 1111
Dallas, TX 75201
214-756-6073 (telephone)
214-756-6079 (fax)
Attn: Joe Worsham (joe@walksmith.com)

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

SRB Greenway Offshore Operating Fund, L.P.

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steve Becker

Steve Becker, Member

SRB Greenway Offshore Operating Fund, L.P.
300 Crescent Court, Suite 1111
Dallas, TX 75201
214-756-6073 (telephone)
214-756-6079 (fax)
Attn: Joe Worsham (joe@walksmith.com)

EXECUTION VERSION
     IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first written above.

PURCHASER

SRB Greenway Capital (QP), L.P.

By:	SRB Management, L.P., General Partner

By:	BC Advisors, L.L.C., General Partner

By:	/s/ Steven R. Becker

Steven R. Becker, Member

SRB Greenway Capital (QP), L.P.
300 Crescent Court, Suite 1111
Dallas, TX 75201
214-756-6073 (telephone)
214-756-6079 (fax)
Attn: Joe Worsham (joe@walksmith.com)

SCHEDULE I

	Purchase Price and
	Principal Amount of
Purchaser Name	Notes	Number of Warrants
Bonanza Master Fund Ltd.	$4,000,000.00	400,000

JMG Capital Partners, L.P.	$1,000,000.00	100,000

JMG Triton Offshore Fund Ltd.	$1,000,000.00	100,000

WS Opportunity Fund International, Ltd.	$329,900.00	32,990

WS Opportunity Fund, L.P.	$239,700.00	23,970

WS Opportunity Fund (QP), L.P.	$230,400.00	23,040

SRB Greenway Capital, LP	$24,400	2,440

SRB Greenway Offshore Operating Fund, L.P.	$12,900.00	1,290

SRB Greenway Capital (QP), L.P.	$162,700.00	16,270

TOTAL	$7,000,000.00	700,000

2

EXHIBIT A
NOTES
NEITHER THIS SECURITY NOR ANY SECURITIES ISSUED ON REDEMPTION OF THIS SECURITY HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON REDEMPTION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
Original Issue Date: November 23, 2005
$[7,000,000.00]
8% SENIOR UNSECURED NOTE
DUE November 23, 2006
     THIS 8% SENIOR UNSECURED NOTE (the “Note”) is one of a series of duly authorized and issued 8% Senior Unsecured Notes of Hollywood Media Corp., a Florida corporation, having a principal place of business at 2255 Glades Rd., Suite 221A, Boca Raton, FL 33431 (the “Company”) due November [___], 2006 (collectively, the “Notes” and such other Notes, the “Other Notes”) issued pursuant to the Purchase Agreement (as defined below).
     FOR VALUE RECEIVED, the Company promises to pay to [                                        ] or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $[7,000,000.00] by November 23, 2006, or such later date as the Notes are permitted to be repaid pursuant to Section 6 hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unredeemed and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:
     Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms shall have the following meanings:

     “Alternate Consideration” shall have the meaning set forth in Section 5(d).
     “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.
     “Change of Control” means any of the following events:
     (i) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
     (ii) the sale or transfer of all or substantially all of the Company’s assets; or
     (iii) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock.
     “Common Stock” means the common stock, par value $0.01 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.
     “Event of Default” shall have the meaning set forth in Section 8.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Extension Notice” shall have the meaning set forth in Section 6(a).
     “Extension Warrants” means warrants in the form of the Warrants (i) to purchase ______shares of Common Stock (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock) [which will be 100,000 multiplied by a fraction, (A) the numerator of which is the principal amount of Notes purchased by the Holder pursuant to the Purchase Agreement and (B) the denominator of which is $7,000,000], (ii) exercisable immediately following the date of issuance thereof, (iii) with an exercise price equal to the lesser of (A) the average of the VWAP for each of the twenty (20) trading days immediately before the one-year anniversary of the Original Issue Date or (B) the exercise price for the Warrants (subject to adjustment for any stock dividend, or subdivision or combination of the Common Stock), and (iv) a term of exercise ending on the same date as that of the Warrants.
     “Indebtedness” shall have the meaning set forth in Section 7(a).

     “Interest Payment Date” shall have the meaning set forth in Section 2(a).
     “New York Courts” shall have the meaning set forth in Section 9(d).
     “Note Register” shall have the meaning set forth in Section 2(c).
     “Notice of Redemption” shall have the meaning set forth in Section 4(a).
     “Original Issue Date” shall mean the date of the first issuance of the Note regardless of the number of transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.
     “Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.
     “Purchase Agreement” means the Note Purchase Agreement, dated as of November 22, 2005 to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.
     “Redemption Date” shall have the meaning set forth in Section 4(a).
     “Redemption Price” shall have the meaning set forth in Section 4(b).
     “Redemption Shares” means the shares of Common Stock issuable upon redemption of Notes pursuant to Section 4(a).
     “Registration Statement” means a registration statement covering the resale of the Redemption Shares and naming the Holder as a “selling stockholder” thereunder.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Subsidiary” shall have the meaning given to such term in the Purchase Agreement.
     “Trading Day” means a day on which the Common Stock is traded on a Trading Market.
     “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange, or the Nasdaq National Market.

     “Transaction Documents” shall have the meaning set forth in the Purchase Agreement.
     “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders and reasonably acceptable to the Company.
     “Warrants” shall have the meaning set forth in the Purchase Agreement.
Section 2. Interest.
     a) Payment of Interest. The Company shall pay interest to the Holder on the aggregate unredeemed and then outstanding principal amount of this Note at the rate of 8% per annum, payable quarterly on the last business day of March, June, September, and December (as the case may be), beginning on the first such date after the Original Issue Date, on each Redemption Date (as to that principal amount then being redeemed), and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”), in cash.
     b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount redeemed, provided that the Company in fact delivers the Redemption Shares within the time period required by Section 4(d)(ii). Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of Notes (the “Note Register”).
     c) Prepayment. The Company may prepay all or any portion of the principal amount of this Note at any time and from time to time. In the event that the Company prepays or redeems all or any portion of the principal amount of this Note prior to the one-year anniversary of the Original Issue Date (not including for this purpose any payment made upon acceleration of the due date of such payment as a result of a Change of Control), then the Company shall pay to the Holder, on the date of such prepayment or redemption, in addition to any other amounts due hereunder, an amount in cash equal to the interest that such prepaid or redeemed principal amount would have earned pursuant to Section 2(a) from the date of such prepayment or redemption to the one-year anniversary of the Original Issue Date as if such principal amount been paid or redeemed on the one-year anniversary of the Original Issue Date.
       Section 3. Registration of Transfers and Exchanges.
     a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.
     b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations provided that the transferee makes to the Company the same investment representations made by the original Holder in the Purchase Agreement.
     c) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.
       Section 4. Redemption.
     a) Election by the Company. Notwithstanding anything herein to the contrary and subject to the provisions of this Section 4, at any time and from time to time on or before the Maturity Date, the Company may redeem all or any part of the then outstanding principal amount of the Note at 100% of the face amount hereof in newly issued shares of Common Stock having a per share value equal to the Redemption Price (as defined below), by delivering a notice to the Holders in the form attached hereto as Annex A (a “Notice of Redemption”). The Notice of Redemption shall specify the principal amount of this Note to be redeemed and the date on which such redemption is to be effected, which shall not be less than five Trading Days after the date such Notice of Redemption is given (a “Redemption Date”). To effect redemptions hereunder, the Holder shall not be required to physically surrender a Note to the Company unless the entire principal amount of such Note has been so redeemed. Redemptions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable redemption. The Company shall maintain records showing the principal amount redeemed and the date of such redemptions, which records shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following redemption of a portion of this Note, the unpaid and unredeemed principal amount of this Note may be less than the amount stated on the face hereof.
     b) Redemption Price. The redemption price shall be equal to (i) the average of the VWAP for each of the twenty (20) Trading Days immediately preceding the Redemption Date (subject to adjustment herein) multiplied by (ii) 95% (the “Redemption Price”).
     c) Redemption Limitations. Notwithstanding anything herein to the contrary, the Company shall be prohibited from redeeming any of the Notes pursuant to Section 4(a) unless (A) the Common Stock is trading on the Trading Market and all of the Redemption Shares to be issued upon such redemption are listed for trading on a Trading Market, (B) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the Redemption Shares to be issued upon such redemption, (C) the issuance of the Redemption Shares plus the shares of Common Stock issuable upon exercise of the outstanding Warrants would not cause the Company to exceed that number of shares of Common Stock that the Company is permitted to issue without breaching the Company’s obligations under the rules or regulations of the Trading Market (except that such limitation shall not apply in the event that the Company obtains the approval of its shareholders as required by the Trading Market or any successor rule or regulation) for issuances of Common Stock in excess of such amount, and (D) a Registration Statement is in effect on the Redemption Date pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of such Redemption Shares.
     d) Mechanics of Redemption
     i. Redemption Shares Issuable Upon Redemption of Principal Amount. The number of shares of Common Stock issuable upon a redemption hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of the Note to be redeemed by (y) the Redemption Price.
     ii. Delivery of Certificate Upon Redemption. Not later than three Trading Days after any Redemption Date, the Company will deliver to the Holder (A) a certificate or certificates representing the Redemption Shares which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement with respect to the Company’s rights plan) representing the number of shares of Common Stock being acquired upon the redemption of Notes and (B) a bank check in the amount of accrued and unpaid interest. The Company shall, if available and if allowed under applicable securities laws, use commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the

Depository Trust Corporation or another established clearing corporation performing similar functions.
     iii. Fractional Shares. Upon a redemption hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Price at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.
     iv. Interest on Amount Redeemed. Upon a redemption hereunder, the Company shall pay to the Holder in cash all accrued and unpaid interest on the principal amount of the Note being redeemed.
       Section 5. Certain Adjustments.
     a) Stock Dividends and Stock Splits. If the Company, at any time during the 20 Trading Day period while the Redemption Price is being calculated: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the VWAP for each Trading Day during such 20 Trading Day period after such event occurs shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
     b) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
       Section 6. Extension of Maturity Date.
     a) Extension at Election of Company. The Company shall have the right, in its sole discretion, but provided that no uncured Event of Default is then existing, to require that the Maturity Date of this Note be extended for a period not to exceed six months from the original Maturity Date, without the action of the Holder or any other person, by delivering written notice thereof to the Holder (an “Extension Notice”), which Extension Notice shall indicate the Maturity Date, as so extended, of this Note. Such Maturity Date, as extended in the Extension Notice, shall be the “Maturity Date” for all purposes under this Note.
     b) Extension Warrants. If the Company delivers an Extension Notice to the Holder, the Company shall, within three Trading Days thereafter, deliver to the Holder the Extension Warrant for such Holder.
       Section 7. Negative Covenants. So long as any portion of this Note is outstanding, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:
     a) enter into, create, incur, assume or suffer to exist any obligation for borrowed money evidenced by notes, bonds, debentures, or similar instruments (“Indebtedness”) that ranks senior or pari passu in terms of payment to the Company’s payment obligations under the Notes, except for the existing Amended and Restated Debenture in the principal amount of $1,000,000 that is due May 22, 2006; or
     b) enter into, create, incur, assume or suffer to exist liens of any kind, on or with respect to any of its or its Subsidiaries property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom other than (i) purchase money liens, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s, tax, and other similar liens imposed by law or agreement, (iii) other liens granted to vendors or other trade creditors, and (iv) liens in respect of indebtedness that is subordinate to this Note.
       Section 8. Events of Default.
     a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):
     i. any default in the payment of (A) the principal amount of any Note, or (B) interest on any Note, as and when the same shall become due and payable (whether on a Redemption Date or the Maturity Date or by acceleration or otherwise), which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within five Trading Days;
     ii. the Company shall fail to observe or perform any other material covenant or agreement contained in this Note which failure is not cured, if possible to cure, within ten Trading Days after notice of such default sent by the Holder or by any other Holder;
     iii. (A) the Company or any of its Subsidiaries shall commence, or there shall be commenced against the Company or any such Subsidiary, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary thereof, which remains undismissed for a period of 90 days; (B) the Company or any Subsidiary thereof is adjudicated by a court of competent jurisdiction insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (C) the Company or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 90 days; (D) the Company or any Subsidiary thereof makes a general assignment for the benefit of creditors; or (E) the Company or any Subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts;
     iv. the Company or any Subsidiary shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money in an amount exceeding $1,000,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;
     v. a final judgment or judgments for the payment of money aggregating in excess of $1,000,000 is rendered against the Company and which judgments are not, within 150 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 150 days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $1,000,000 amount set forth above; or
     vi. the consummation of a Change of Control.
     b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash only. Commencing ten days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at the rate of 12% per annum, or such lower maximum amount of interest permitted to be charged under applicable law. All Notes for which the unredeemed and then outstanding principal amount of this Note, together with interest owing in respect thereof, shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder, and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.
       Section 9. Miscellaneous.
     a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Redemption, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, facsimile number (561) 998-2974, Attn: Chief Accounting Officer with a copy to the legal department, or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
     b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

     c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a new Note under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a new Note is requested as a result of a mutilation of this Note, then the Holder shall deliver such mutilated Note to the Company as a condition precedent to the Company’s obligation to issue the new Note.
     d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any provision of this Note may be waived or amended by a written instrument signed by the Company and the Holders holding a majority of the principal outstanding amount of the Notes; provided that any such approved waiver or amendment shall apply with the same force and effect to this Note and the Other Notes. Notwithstanding the foregoing, any provision of this Note may be amended or waived with the consent of Holder; provided that such amendment or waiver shall not affect any Other Note or holder thereof.
     f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.
     g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.
     h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.
     i) No Usury. To the extent that it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever intact, now or at anytime hereafter in force, in connection with any claim, action, or proceeding that may be brought by any original Holder in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any original Holder with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such original Holder to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the original Holder’s election.
     j) Pro Rata Prepayment, Redemption, and Extension. In the event that the Company (i) prepays this Note pursuant to Section 2(c), (ii) redeems this Notes pursuant to Section 4(a), or (iii) extends the Maturity Date of this Note pursuant to Section 6(a) and issues Extension Warrants pursuant to Section 6(b), the Company shall effect each such prepayment, redemption, and extension on a pro rata basis of all of this Note and the Other Notes based on the outstanding principal amount of each of the Notes on the date of such prepayment, redemption, or extension relative to the aggregate outstanding principal amount of all Notes on such date.
********************

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

HOLLYWOOD MEDIA CORP.

By:
Name:
Title:

ANNEX A
NOTICE OF REDEMPTION
     Hollywood Media Corp., a Florida corporation (the “Company”) hereby elects to redeem principal under the 8% Senior Unsecured Note of the Company, due on November 23, 2006, held by                                         (the “Holder”) into shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any redemption, except for such transfer taxes, if any.
     By accepting the shares of Common Stock set forth below, the Holder agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.
Redemption calculations:

Date to Effect Redemption:

Principal Amount of Notes to be Redeemed:

Number of shares of Common Stock to be issued:

HOLLYWOOD MEDIA CORP.

By:
Name:
Title:

Schedule 1
REDEMPTION SCHEDULE
               This Redemption Schedule reflects redemptions made under Section 4 of the 8% Senior Unsecured Note of the Company, due on November [___], 2006, issued by Hollywood Media Corp.
Dated:

Aggregate
Principal
Amount
Remaining
Subsequent to
Redemption
Date of Redemption		(or original
(or for first entry,	Amount of	Principal
Original Issue Date)	Redemption	Amount)	Company Attest

EXHIBIT B
WARRANTS
NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE, NOR MAY ANY INTEREST THEREIN BE, OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, SUBJECT TO CERTAIN EXCEPTIONS, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, IN FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES IN ACCORDANCE WITH APPLICABLE LAWS.
HOLLYWOOD MEDIA CORP.
COMMON STOCK PURCHASE WARRANT

Warrant No. [ ]	Date of Original Issuance: November 23, 2005
     Hollywood Media Corp., a Florida corporation (together with any entity that shall succeed to or assume the obligations of Hollywood Media Corp. hereunder, the “Company”), hereby certifies that, for value received, [ ] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [700,000] shares of common stock, par value $.01 per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to [(i) $4.29 per share for the Warrants issued at Closing and (ii) for the Extension Warrants, the lesser of the (A) 20-day VWAP on the one-year anniversary of the Closing Date and (B) the exercise price of the initial Warrants issued at Closing] $[___] per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time and from time to time from and after the date hereof and through and including November 22, 2010 (the “Expiration Date”), and subject to the following terms and conditions:
     1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement dated November 22, 2005 to which the Company and the original Holder are parties (the “Purchase Agreement”). The term “Common Stock” shall include the Company’s common stock, par value $.01 per share as authorized on the date of the Purchase Agreement and any other securities or property of the Company or of any other person

(corporate or otherwise) which the Holder at any time shall be entitled to receive on the exercise hereof in lieu of or in addition to such common stock, or which at any time shall be issuable in exchange for or in replacement of such common stock.
     2. Holder of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary from the transferee and transferor.
     3. Recording of Transfers. Subject to Section 6, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. As a condition to the transfer, the Company may request a legal opinion as contemplated by the legend above and related terms of the Purchase Agreement. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.
     4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder in whole or in part at any time and from time to time on or after the date hereof to and including the Expiration Date by delivery to the Company of a duly executed facsimile copy of the Exercise Notice form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company). At 6:30 p.m., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder. If at any time (i) this Warrant is exercised after one year from the date of issuance of this Warrant but before the Expiration Date and (ii) during the Trading Day period immediately preceding the holder’s delivery of an Exercise Notice in respect of such exercise, a Registration Statement (as defined in the Registration Rights Agreement) covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the holder of this Warrant also may exercise this Warrant as to any or all of such Unavailable Warrant Shares and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise a reduced number of shares of Common Stock (the “Net Number”) determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(A x B) - (A x C) B

For purposes of the foregoing formula:
A= the total number of shares with respect to which this Warrant is then being exercised in a Cashless Exercise.
B= the VWAP on the Trading Day immediately preceding the date of the Exercise Notice.
C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.
VWAP = For any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price per share of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price per share of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.
There cannot be a Cashless Exercise unless “B” exceeds “C”.
       5. Delivery of Warrant Shares.
          (a) To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant upon exercise unless this Warrant ceases to be further exercisable for additional Warrant Shares. Upon delivery of the Exercise Notice to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. A “Date of Exercise” means the date on which the Holder shall have delivered to Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) except in the case of a Cashless Exercise, payment in full of the Exercise Price in immediately available funds or federal funds for the number of Warrant Shares so indicated by the Holder to be purchased.

          (b) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.
          (c) If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), and if after such third Trading Day and prior to the receipt of such Warrant Shares, the Holder purchases in a bona fide arm’s length transaction for fair market value (in an open market transaction or otherwise) the number of shares of Common Stock necessary to deliver in satisfaction of a bona fide arm’s length sale for fair market value by the Holder of the Warrant Shares which the Holder was entitled to receive upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the Holder’s total sales price (including brokerage commissions, if any) for the shares of Common Stock so sold and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice and reasonably detailed documentation indicating the amounts requested by the Holder in respect of the Buy-In.
          (d) The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
     6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
     7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and ownership thereof and customary and reasonable indemnity. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
     8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
     9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
          (a) Stock Dividends and Splits, Recapitalizations, Etc. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock or subdivides the outstanding shares of Common Stock into a larger number of shares (by any stock split, recapitalization or otherwise), then in each such case the Exercise Price shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and (ii) combines outstanding shares of Common Stock into a smaller number of shares (by reverse stock split, recapitalization, or otherwise), then in each such case the Exercise Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased. Any adjustment made pursuant to clauses (i) and (ii) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution or immediately after the effective date of such subdivision or combination (as the case may be). If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
          (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Exercise Price shall be appropriately adjusted. Any adjustment made pursuant to this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.
          (c) Fundamental Transactions.
               (i) If, at any time while this Warrant is outstanding, (1) the Company effects any merger or consolidation of the Company with or into another Person, (2) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this paragraph (c) and shall insure that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.
               (ii) Notwithstanding subsection (i) above, if on or before the 120th day following the date of this Warrant the Company enters into a definitive agreement (provided that such agreement can be subject to customary closing conditions, such as receipt of shareholder approval) for a Fundamental Transaction that constitutes a Change of Control (as defined below) and the price per share of Common Stock for purposes of such Change of Control transaction is (A) between $6.00 and $6.99 per share (as adjusted for any stock splits, dividends, or combinations), then the Exercise Price shall be adjusted immediately to be equal to 110% of the Exercise Price in effect immediately before entry into such definitive agreement and (B) at least $7.00 per share (as adjusted for any stock splits, dividends, or combinations), then the Exercise Price shall be adjusted immediately to be equal to 115% of the Exercise Price in effect immediately before entry into such definitive agreement; provided, however that if such definitive agreement subsequently is terminated without consummating such of Change of Control transaction, then the Exercise Price as adjusted as a result of entering into such definitive agreement shall be readjusted to the Exercise Price in effect immediately before entry into such definitive agreement.
               (iii) “Change of Control” means any of the following events:
               a) the consolidation, merger, or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) any such transaction in which holders of the Company’s voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (B) pursuant to a merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);
               b) the sale or transfer of all or substantially all of the Company’s assets; or
               c) a purchase, tender, or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock.
          (d) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.
          (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
          (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this Section

9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
          (g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least five calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
     10. Payment of Exercise Price. Upon exercise of this Warrant the Holder shall pay the Exercise Price in immediately available funds unless it is a Cashless Exercise in accordance with Section 4 hereof.
     11. No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of one Warrant Share as reported by Bloomberg L.P. (or the successor to its function of reporting share prices) on the date of exercise.
     12. Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent and delivered by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to Hollywood Media Corp., 2255 Glades Road, #221A, Boca Raton, Florida 33431. Attn: Chief Accounting Officer with a copy to the legal department, Facsimile No.: (561) 998-2974, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
     13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.
     14. Miscellaneous.
          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and the respective successors and assigns of the Holder it being understood that transfers of this Warrant by the Holder are subject to the legend set forth of the face hereof. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.
          (b) All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings to resolve any dispute concerning the interpretations, enforcement and defense of this Warrant and the transactions herein contemplated (“Proceedings”) (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”), although depositions may be taken in other locations. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Warrant, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
          (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
          (e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against such impairment.
          (f) This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. In connection with an exercise of this Warrant in accordance with the terms hereof, upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a Cashless Exercise if permitted hereunder), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

HOLLYWOOD MEDIA CORP.

By:

Name:
Title:

EXERCISE NOTICE
To Hollywood Media Corp.
     The undersigned hereby irrevocably elects to purchase                                          shares of common stock, par value $.01 per share, of Hollywood Media Corp. (“Common Stock”), pursuant to Warrant No. [ ], originally issued                                         , 2005 (the “Warrant”), and, if not a Cashless Exercise in accordance with Section 4, encloses herewith $                     in cash, federal funds or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Exercise Notice relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

Print Name of Holder:

Signature:

Name:
Title:

HOLDER’S SOCIAL SECURITY OR
TAX IDENTIFICATION NUMBER:

Holder’s Address:

Warrant Shares Exercise Log

Number of
	Number of Warrant		Warrant Shares
	Shares Available to be	Number of Warrant Shares	Remaining to
Date	Exercised	Exercised	be Exercised

FORM OF ASSIGNMENT
     [To be completed and signed only upon transfer of Warrant]
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                              the right represented by the within Warrant to purchase                      shares of Common Stock of Hollywood Media Corp., Inc. to which the within Warrant relates and appoints                                          attorney to transfer said right on the books of the Company with full power of substitution in the premises.
          Dated:                                         ,

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Tax Identification Number or Social Security Number of Transferee

          In the presence of:

EXHIBIT C
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of November ___, 2005, by and among Hollywood Media Corp., a Florida corporation (the “Company”), and the investors signatory hereto (each an “Investor” and collectively, the “Investors”).
BACKGROUND
     This Agreement is made pursuant to the Note Purchase Agreement, dated as of November 22, 2005, among the Company and the Investors (the “Purchase Agreement”). In connection with the Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, (i) to issue and sell on the date hereof to each Investor 8% Senior Unsecured Notes of the Company (the “Notes”), which are redeemable into shares of Common Stock in accordance with the terms of the Notes (the “Redemption Shares”), (ii) to issue and sell on the date hereof to the Investors warrants (the “Warrants”)to purchase an aggregate of 700,000 shares of Common Stock (the “Warrant Shares”), and (iii) if the Company exercises its right under the Notes to extend the maturity date thereof, warrants (the “Extension Warrants”) to purchase up to an additional 100,000 shares of Common Stock issued pursuant to the terms and conditions of the Notes (the “Extension Warrant Shares”).
AGREEMENT
     The Company and the Investors hereby agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:
          “Advice” shall have the meaning set forth in Section 6(d).
          “Common Stock” means the common stock of the Company, $.01 par value per share.
          “Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) or 2(b) is first declared effective by the Commission.
          “Effectiveness Date” means (i) the 135th day following the date of this Agreement with respect to the Warrant Shares and (ii) the 135th day following the Extension Warrant Issuance Date with respect to the Extension Warrant Shares.
          “Event” shall have the meaning set forth in Section 2(c).

          “Event Date” shall have the meaning set forth in Section 2(c).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Extension Warrant Issuance Date” shall mean the date of the original issuance of the Extension Warrants.
          “Extension Warrants” shall have the meaning set forth in the Background section.
          “Extension Warrant Shares” shall have the meaning set forth in the Background section.
          “Filing Date” means (i) the 45th day following the date of this Agreement with respect to the Warrant Shares and (ii) the 45th day following the Extension Warrant Issuance Date with respect to the Extension Warrant Shares.
          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
          “Indemnified Party” shall have the meaning set forth in Section 5(c).
          “Indemnifying Party” shall have the meaning set forth in Section 5(c).
          “Losses” shall have the meaning set forth in Section 5(a).
          “Notes” shall have the meaning set forth in the Background section.
          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
          “Redemption Shares” shall have the meaning set forth in the Background section.
          “Redemption Shares Issuance Date” shall mean the date of the original issuance of the Redemption Shares.

          “Registrable Securities” means (i) the Warrant Shares, (ii) from and after the Extension Warrants Issuance Date, the Extension Warrant Shares, (iii) from and after the Redemption Shares Issuance Date, the Redemption Shares, and (iv) any other securities into which the Warrant Shares, the Extension Warrant Shares and the Redemption Shares may be reclassified after the date hereof; provided however, that any shares of Common Stock will cease to be Registrable Securities at such time as they have been sold under a Registration Statement or pursuant to Rule 144, or otherwise or such time as they are eligible to be sold pursuant to Rule 144(k) promulgated under the Securities Act.
          “Registration Period” means the period commencing on any applicable Effectiveness Date and the earliest of (i) the fifth anniversary of such Effectiveness Date, (ii) the date on which the Holders are able to resell all of their respective Registrable Securities without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act, or (iii) the date on which all of the Registrable Securities have been sold by the Investors under a Registration Statement or pursuant to Rule 144.
          “Registration Statement” means the registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.
          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(j).
          “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market or quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) or (ii) hereof, then Trading Day shall mean a Business Day.

          “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
          “Warrants” shall have the meaning set forth in the Background section.
     2. Registration.
          (a) On or prior to the Filing Date for the Warrant Shares, the Company shall use its reasonable best efforts to prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (unless the Company is not then eligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders and except if otherwise required pursuant to comments received from the Commission upon a review of such Registration Statement or pursuant to judicial and SEC interpretations) substantially the “Plan of Distribution” attached hereto as Annex A. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as reasonably possible but, in any event, no later than the applicable Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement effective under the Securities Act during the balance of the applicable Registration Period.
          (b) In the event the Extension Warrants are issued pursuant to the terms of the Notes, the Company shall use its reasonable best efforts to amend the applicable Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable) so as to cover the resale of the additional Registrable Securities on or prior to the applicable Filing Date. The Company shall use its reasonable best efforts to cause such amendment or such new Registration Statement to become effective as soon as reasonably possible but, in any event, no later than the applicable Effectiveness Date, and shall use its reasonable best efforts to keep such amendment or such new Registration Statement effective under the Securities Act during the balance of the applicable Registration Period.
          (c) Subject to the last sentence of this Section 2(c), if: (i) a Registration Statement under subsection (a) above is not filed on or prior to its Filing Date (or an amendment or a new Registration Statement under subsection (b) above, if required, is not filed on or prior to its Filing Date), or (ii) a Registration Statement under subsection (a) above is not declared effective by the Commission on or prior to its required Effectiveness Date (or an amendment or a new Registration Statement under subsection (b) above, if required, is not declared effective by the Commission on or prior to its required Effectiveness Date), or (iii) after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement under subsection (a) above or such amendment or new Registration Statement under subsection (b) above ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Registration Period for more than an aggregate of thirty (30) Trading Days during any 12-month period (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such thirty (30) Trading Day-period is exceeded, being referred to as “Event Date”), then, in addition to any other rights available to the Holders under this Agreement or under applicable law: on the earlier of the last day of each 30-day period after each such Event Date (if the applicable Event shall not have been cured by such date) or on the fifth Trading Day after the applicable Event has been cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to their pro rata portion of $25,000 (i.e., the Holders in the aggregate shall be entitled to receive a penalty totaling $25,000 for each 30-day period); provided that such penalty shall increase to $70,000 for each succeeding 30-day period in the aggregate beginning on the 91st day after such Event Date. The liquidated damages pursuant to the preceding sentence shall apply and be payable on a pro rata basis for any portion of a 30-day period prior to the cure of an Event and shall cease to accrue (unless earlier ceased) upon expiration of the Registration Period. Notwithstanding anything to the contrary in this Section 2(c), the Company shall not be required to make any payments under this Section 2(c) in the event that (1) the subject Event or Event Date, or the failure to cure such Event or Event Date, is due to the Company’s postponement (and the Company is hereby permitted to postpone) for a maximum of ninety (90) days the filing or the effectiveness of a Registration Statement, by the Company’s furnishing to the Holders a certificate signed by the Chief Executive Officer of the Company stating the Company is in the process of filing a registration statement or proxy statement with respect to an acquisition or disposition and as a result thereof, the registration required by this Agreement could be materially detrimental to the Company, provided, however, that the Company may use this right to postpone such filing or effectiveness only once during any twelve (12) month period, or (2) the subject Event or Event Date, or the failure to cure such Event or Event Date, is due to the Company’s postponement (and the Company is hereby permitted to postpone) of the filing or the effectiveness of a Registration Statement following the announcement by the Company of a Change of Control (as defined in the Notes), provided, however, that if such Change of Control is not consummated, then the Company shall make all payments under this Section 2(c) that would have been required had such Change of Control not been announced and this provision had not applied.
     3. Registration Procedures.
          In connection with the Company’s registration obligations hereunder, the Company shall:
          (a) Not less than three (3) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders (and changes (if any) to correct appropriate information about the Holder). The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of such documents.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the applicable Registration Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to each Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.
          (c) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (i) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
          (e) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated herein by reference (to the extent requested by such Holder), and all exhibits to the extent requested by such Holder (including those previously furnished) promptly after the filing of such documents with the Commission.
          (f) Comply with Rule 172, promptly advise each Holder at any time the Company has not satisfied the requirements of Rule 172 and promptly deliver to each Holder,

without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
          (g) Prior to any public offering of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Registration Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
          (h) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.
          (i) Upon the occurrence of any event contemplated by Sections 3(c)(ii) through (v), as promptly as reasonably possible under the circumstances, and in the case of Section 3(c)(v) taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and that the event that resulted in the suspension of such Prospectus is otherwise cured. If the Company notifies the Holders in accordance with Sections 3(c)(ii) through (v) to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.
          (j) Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than five (5) Trading Days prior to the date on which a Registration Statement under this

Agreement is to be filed or (if earlier) by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(c) hereof to such Holder who fails to furnish to the Company a fully completed Selling Shareholder Questionnaire as required by this Section or other information reasonably requested by the Company for compliance with applicable registration and disclosure requirements.
     4. Registration Expenses. All fees and expenses of the Company incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement, including without limitation all registration, listing, and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company.
     5. Indemnification.
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii) through (v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d) and provided such corrected prospectus would have avoided such Losses. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware arising from or in connection with the transactions contemplated by this Agreement.
          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and

Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses to the extent arising out of or relating to: (i) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act after being advised by the Company that it has not satisfied the conditions of Rule 172 and that such Holder is, as a consequence, required to deliver a prospectus in connection with any disposition of Registrable Securities and has provided the Holder with a current prospectus to be used in connection with any such dispositions or (ii) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii) through (v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d) and provided such corrected prospectus would have avoided such Losses. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that the Indemnifying Party is prejudiced by such failure, including impairment in its ability to defend such action.
          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (2) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe based upon the advice of counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified

Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel (one law firm) shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. The Indemnified Party shall cooperate fully with the Indemnifying Party in connection with any negotiation or defense of any such Proceeding by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnified Party that relates to such Proceeding.
          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party subject to indemnification under Section 5(a) (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with these Sections) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).
          (d) Contribution. In the event that indemnification under Section 5(a) or 5(b) is unavailable to or insufficient to hold harmless an Indemnified Party for any Losses (by reason of unenforceability due to public policy or otherwise), then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or other event under 5(a) or 5(b), as the case may be, to which such contribution applies.
          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
     6. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) No Piggyback on Registrations. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities and any shares of Common Stock issued upon redemption of the Notes in accordance with the terms of the Notes, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.
          (c) Compliance. Each Holder covenants and agrees that (i) it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement; and (ii) it has no present plan, intention or understanding and has made no arrangement to sell the Registrable Securities at any predetermined time or for any predetermined price (other than such Holder’s right to sell the Registrable Securities pursuant to a Registration Statement filed pursuant hereto).
          (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities then required hereunder to be registered at such time and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities (not already covered by an effective Registration Statement) such holder requests to be registered, subject to customary underwriter cutbacks applicable to holders of registration rights and subject to restrictions in prior registration agreements.
          (f) Amendments and Waivers. No provision of this Agreement may be waived or amended and waivers or consents to departures from the provisions hereof may not be given except in a written instrument signed by the Company and the Holders who hold (or have the right to acquire upon exercise of the Warrants and, if applicable, the Extension Warrants) majority of the shares of Common Stock issued or issuable upon exercise of the Warrants and, if applicable, the Extension Warrants. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
          (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
          (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
          (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings to resolve any dispute concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”) although depositions may be taken in other places. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.
          (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
          (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (n) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to acquire Registrable Securities pursuant to the Transaction Documents has been made independently of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with making its investment hereunder and that no Holder will be acting as agent of such Holder in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary (but may be permissible) for any other Holder to be joined as an additional party in any Proceeding for such purpose.

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLLYWOOD MEDIA CORP.

By:

Name:
Title:
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES OF INVESTORS TO FOLLOW]

SCHEDULE 6(b)
          The items referenced under the caption “Certain Registration Matters” in Schedule 3.1(g) to the Purchase Agreement could result in the Company’s obligation to include securities in a Registration Statement which would not be prohibited under Section 6(b) of this Agreement.

Annex A
Plan of Distribution
          The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock registered hereunder on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales (other than short sales established prior to the effectiveness of the Registration Statement to which this Prospectus is a part);

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
          The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.
          Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.
          The Selling Stockholders may from time to time pledge or grant a security interest in some or all of their shares of Common Stock that are covered by this prospectus and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell such shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the

Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
          Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.
          The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest may be the selling beneficial owners for purposes of this prospectus.
          The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has represented and warranted to the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.
          The Company is required to pay the Company’s fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.
          The Selling Stockholders and other persons participating in the distribution of the shares offered under this prospectus are subject to the applicable requirements of Regulation M promulgated under the Exchange Act in connection with sales of the shares.

Annex B
Selling Shareholder Questionnaire
     The undersigned beneficial owner of common stock, par value $0.01 per share (the “Common Stock”), of Hollywood Media Corp., a Florida corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of _______, 2005 (the “Registration Rights Agreement”), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related prospectus.
NOTICE
     The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1. Name.

(a)	Full Legal Name of Selling Shareholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Shareholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4. Broker-Dealer Status:
(a)	Are you a broker-dealer?
Yes      ☐      No      ☐
(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.
Yes     ☐      No     ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?
Yes      ☐      No      ☐
(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
Yes       ☐     No       ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Shareholder:

6. Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:

Name:
Title:
PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: